Exhibit 10.5

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

[***] LICENSE AGREEMENT
BETWEEN
THE UAB RESEARCH FOUNDATION
AND
BRICKELL BIOTECH, INC.

DATED JUNE 26, 2012

i

[***] LICENSE AGREEMENT
THIS LICENSE AGREEMENT (this “Agreement”) is made and is effective as of the 26th day of June, 2012 (the “Effective Date”) between THE UAB RESEARCH FOUNDATION, an Alabama not-for-profit corporation (“UABRF”) and BRICKELL BIOTECH, INC., a Delaware corporation (the “Licensee”).
RECITALS:
WHEREAS, UABRF owns all right, title and interest in and to those patented and patent pending advances developed by [***] (the “Inventors”) outlined in UABRF Intellectual Property disclosures [***] and [***] referenced and made a part of this Agreement as set forth in Exhibit A (“Exhibit A”);
WHEREAS, UABRF desires to have the intellectual property developed and commercialized to benefit the public; and WHEREAS, the Licensee, a pharmaceutical company specializing in the field of dermatology pharmaceuticals, desires to obtain a license to the Licensed Patents upon the terms and conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises described above and the mutual promises and agreements set forth in this Agreement, the Parties agree as set forth below.
ARTICLE I
DEFINITIONS
The Definitions used in this Agreement are set forth below.

1.1
“Affiliate” means any Person that directly or indirectly controls, is controlled by, or is under common control with a Party. “Control” means (i) the beneficial ownership of at least fifty percent (50%) of the voting securities of a Person with voting equity, or (ii) the power to direct or cause the direction of the management or policies of a Person.

1.2	“Agreement” means this agreement, as amended from time to time in accordance with the terms and conditions set forth in this agreement.

1.3	“Applicable Law” means all laws, statutes and regulations promulgated by all Regulatory Authorities and all Governmental Authorities.

1.4
“Development and Commercialization Plan” or “Plan” means a report of those development, manufacturing, marketing and commercialization activities proposed or undertaken by the Licensee with respect to the Licensed Patents as further detailed in Section 3.1 and in a form similar to Exhibit B.

1.5	[***].

1.6	“First Commercial Sale” means the first sale of a Licensed Product to a Third Party.

1.7
“For Value” means any consideration, remuneration or benefit of any kind, whether received directly or indirectly, including, but not limited to, cash, equity, debt, preferential treatment, including waiver, rebate, discount, etc.

1.8
“Governmental Authorities” means, with respect to each country or jurisdiction, all legislative and governmental authorities, bodies, commissions, agencies or other instrumentalities of such country or jurisdiction.

1.9	“Infringement Notice” is defined in Section 7.1 of this Agreement.

1.10	“Inventors” are defined in the first recital of this Agreement.

1.11	“Licensed Field of Use” means the [***].

1.12
“Licensed Patents” means (a) the patents and/or patent applications set forth in Exhibit A, (b) any foreign patent applications based thereon, (c) all patents proceeding from such domestic and foreign patent applications, (d) all claims of continuations-in-part that are entitled to the benefit of the priority date of the parent Licensed Patent and are enabled by subject matter that is disclosed in the parent Licensed Patent, (e) any patent or patent application jointly developed by the Parties and or their Representatives arising from the Licensed Patents (“New Patents”) as described in Section 4 below and (f) all divisionals, continuations, reissues, reexaminations and extensions of any patent or patent application described in (a) - (e) above. Licensed Patents specifically excludes [***].

1.13
“Licensed Product” means any product or part thereof, process or service, the development, manufacture, use, import, export, offer for sale or sale of which is covered by, or which cannot be undertaken or completed without infringing, a Valid Patent Claim set forth in any Licensed Patent.

1.14	“Licensed Territory” means [***].

1.15	“Management Activities” means any and all Protection Activities and any other steps deemed necessary and reasonable to commercialize the Licensed Patents.

1.16
“Net Sales” means the gross revenue and other consideration paid to Licensee or its Affiliates or Sublicensees for [***], which are sold, leased or otherwise commercialized by or for Licensee or any of its Affiliates or Sublicensees; however, sales or other transfers of [***] between Licensee and its Affiliates or Sublicensees shall be excluded from the computation of Net Sales, and no payments will be payable to UABRF on such sales or transfers except where such Affiliates or Sublicensees are end users or consumers; invoiced amounts shall be reduced by the following deductions, directly attributable to the [***] and specifically identified in writing, and borne by the seller to the extent they are included in such gross revenue or other consideration:

[***]

A Licensed Product shall be considered sold when it is shipped, delivered, or invoiced, whichever is earlier. No deductions shall be made from Net Sales for commission paid to individuals whether they are with independent sales agencies or are regularly employed by Licensee or its Affiliates or Sublicensees and are on its or their payroll, or for the cost of collections. In the event Licensee transfers a Licensed Product to a Third Party in a bona fide arm’s length transaction, for consideration, in whole or in part, other than cash, then the Net Sales price for such Licensed Product shall be deemed to be the standard invoice price then being invoiced by Licensee in an arm’s length transaction with similar companies, and in the absence of such standard invoice price, then the reasonable Fair Market Value of the Licensed Product, shall be determined in the ordinary course of business using the accrual method of accounting in accordance with generally accepted accounting principles.

1.17
“Non-Commercial Research Purposes” means any use and practice for academic research and educational purposes, including research sponsored by commercial, for-profit Third Parties, but excluding any disclosure of Proprietary Information of Licensee to such commercial, for-profit Third Parties.

1.18	[***].

1.19	“Parties” means each of UABRF and the Licensee, and each of them individually is a “Party.”

1.20	“Person” means an individual, corporation, partnership, trust, business trust, association or any other entity with a separate legal identity, including the Parties.

1.21	“Proprietary Information” is defined in Section 8.4.

1.22
“Protection Activities” means taking all actions deemed commercially necessary and desirable to protect the Licensed Patents, including, but not limited to, obtaining, filing for, securing, pursuing, prosecuting, continuing or maintaining, the Patents and patent application(s).

1.23
“Protection Expenses” means all legal fees, costs and expenses reasonably incurred by either Party in the performance of the Protection Activities, with such fees, costs and expenses to be documented by written invoice.

1.24
“Regulatory Authority” means, with respect to any particular country or jurisdiction, the Governmental Authority with the primary responsibility for the evaluation or approval of pharmaceutical products before such products can be tested, marketed, promoted, distributed or sold in such country, including Governmental Authorities that have jurisdiction over the pricing of such products. The term Regulatory Authority shall include the U.S. Food and Drug Administration.

1.25	“Representative(s)” means, with respect to each Party and their Affiliates, all trustees, directors, officers, employees, agents and professional advisors.

1.26	“Sublicensee” means a Person to whom the Licensee has granted a sublicense pursuant to Section 2.5 of this Agreement.

1.27	“Term” is defined in Section 10.1.

1.28	“Third Party” means any Person other than the Parties and their Affiliates.

1.29	“United States” means the United States of America.

1.30
“Valid Patent Claim” means (i) a pending patent claim included within the Licensed Patents or (ii) an issued and unexpired patent claim included within the Licensed Patents which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, to which an appeal has not or cannot be taken within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

ARTICLE 2
GRANT OF LICENSE

2.1
Grant of License. Subject to the terms and upon the conditions set forth in this Agreement, UABRF hereby grants to the Licensee [***] to (i) practice the [***] and (ii) make, have made, develop, use, license, offer to sell, sell, import and export [***], within the [***] in the [***] during the Term. The Licensee may transfer its rights under this Agreement to an Affiliate, provided such Affiliate assumes all of the obligations of the Licensee under this Agreement.

2.2
Rights of the United States Government. It is understood that a United States Governmental Authority (NIH, Grant Nos. P01 CA034968 and P01 CA089019) has funded research, during the course of or under which any of the Licensed Patents were conceived or made, The United States Government is entitled, as a right, under the provisions of 35 U.S.C. §§ 200-212 and applicable regulations of Chapter 37 of the Code of Federal Regulations, to [***]. The Licensee acknowledges that the rights and license granted to it pursuant to this Agreement are subject to any and all rights of the United States Government.

2.3	Reservation of Rights by UABRF and its Affiliates. UABRF reserves the right, for itself and for its Affiliates, to:

(a)	practice and use, and to permit its Representatives to practice and use, the Licensed Patents within the Licensed Field of Use for Non-Commercial Research Purposes;

(b)	grant to non-profit academic, educational or research institutions and Governmental Authorities, [***];

(c)
permit their respective Representatives to disseminate and publish scientific findings from research related to the Licensed Patents provided that in the event of any prospective New Patent, Licensee shall be provided advance notice and a reasonable time and opportunity for Protection Activities prior to any disclosure; and

(d)	practice, use and otherwise commercialize, including licensing, the Licensed Patents to Third Parties for applications and uses outside of the Licensed Field of Use.

2.4
Title Remains with UABRF. All right, title and interest in and to the [***] remains with UABRF. Except as provided in this Agreement, no express or implied licenses with respect to the Licensed Patents or any other rights are transferred or granted to the Licensee by implication, estoppel or otherwise.

2.5	Right to Grant [***]. The Licensee has the right to grant [***] under this Agreement on the following terms and conditions:

(a)
the execution of a [***] shall not in any way diminish, reduce or eliminate any of the Licensee’s obligations under this Agreement, and the Licensee shall remain primarily liable for such obligations and any breach of any provision of this Agreement [***];

(b)	[***] who are not Affiliates of the Licensee, or who are not otherwise immediate family members of, or controlled by the immediate family members of, Persons who control the Licensee;

(c)	the Licensee shall obtain UABRF’s prior written consent of all [***], which consent shall not be unreasonably withheld;

(d)	any [***] so granted shall be subject and subordinate to, and consistent with, the terms of this Agreement;

(e)	the Licensee may not [***];

(f)	any [***] shall also provide that, in the event this Agreement is terminated or upon the expiration of the Term, [***] on the terms stated therein;

(g)	[***] are to be [***] and the Licensee shall not receive f[***] under this Agreement without the prior written consent of UABRF;

(h)	the Licensee shall provide UABRF with [***] under this Agreement within thirty (30) days after the [***];

(i)
all such [***] confidential scientific information and other information required by [***] to be kept confidential, provided that all relevant financial terms and information shall be retained [***]; the disclosure of [***] to UABRF shall be subject to the confidentiality obligations set forth in this Agreement;

(j)	UABRF is [***], and each agreement evidencing a [***] shall include a statement and an acknowledgement [***] to this effect; and

(k)	[***].

ARTICLE 3
DEVELOPMENT AND COMMERCIALIZATION

3.1
Development and Commercialization Plan. During the Term, the Licensee shall [***] to develop, manufacture, commercialize and market the Licensed Patents through a diligent program designed to accomplish the commercial exploitation of the technology in the Licensed Patents in accordance with the usual and customary practices for the pharmaceutical and cosmetics industry. The Parties acknowledge that the Licensee has developed a written disclosure setting forth its development and commercialization objectives (the “Plan”) as set forth in Exhibit “B” (“Exhibit B”). The Parties further acknowledge and agree that the Development and Commercialization Plan is intended to achieve [***] in Section 5.3 and to accomplish the commercialization of the Licensed Products. Accordingly, such Plan is a dynamic arrangement that sets forth prospective activities that may change over time in accordance with research results, market opportunities and business conditions. The Licensee shall consult with UABRF in the design and implementation of its Development and Commercialization Plan to ensure a clear understanding of its proposed activities. However, the Licensee shall have the sole responsibility and control over business objectives and activities.

3.2	Amendment of the Plan. All material variations and deviations from and changes to the Plan shall be promptly communicated in writing to UABRF.

3.3
Plan Report. The Licensee shall provide UABRF with written progress reports detailing the activities of the Licensee relating to the Plan, each January and July for a period of six (6) years from the Effective Date, or until the First Commercial Sale. As a general guide, each such report shall provide information regarding the accomplishments and progress made by the Licensee during the prior reporting period and the objectives and goals to be reached during the forthcoming reporting period. Subsequent to the foregoing development period and for the balance of this Term of this Agreement, the Licensee shall provide UABRF with annual reports outlining the status of the commercialization activities of the Licensed Products.

3.4
Regulatory Approvals. With respect to each Licensed Product, and to the extent regulatory approval is required, the Licensee shall [***] to obtain the approval of each applicable Regulatory Authority prior to the First Commercial Sale in each country/jurisdiction in which the Licensee intends to sell Licensed Products.

3.5
Patent Markings. The Licensee shall ensure that each Licensed Product manufactured and/or sold in the United States shall bear patent markings that meet all applicable requirements of 35 U.S.C. §287, as amended from time to time. All Licensed Products manufactured and/or sold outside of the United States shall be marked in such a manner as to conform to the Applicable Law of such country/jurisdiction.

3.6	Manufacturing in the United States. The Licensee shall use [***] any Licensed Products sold in the United States that incorporate any invention or intellectual property owned by

UABRF and licensed to the Licensee under this Agreement that was developed using funds provided by a United States Governmental Authority.

3.7
Information Sharing. Within fifteen (15) days of the Effective Date, UABRF shall use reasonable effort to provide Licensee with all information in its immediate possession related to or involving (i) the Licensed Patents and (ii) any and all concepts or data arising from or related to potential further protectable advances in the Licensed Field of Use only. Additionally, UABRF shall make available to Licensee any and all publications that are within UABRF’s possession as of the Effective Date.

ARTICLE 4
PROTECTION OF THE LICENSED PATENTS; PATENT PROSECUTION

4.1	Protection Activities.

(a)
Shared Responsibility. Subject to the terms and conditions set forth in this Agreement, UABRF and Licensee shall work cooperatively to undertake Protection Activities relating to the Licensed Patents. UABRF shall select legal counsel to manage Protection Activities for patents and patent applications existing as of the Effective Date of this Agreement. Licensee anticipates that it will initiate the filing of [***]. Licensee shall be permitted to use its own legal counsel in undertaking Protection Activities at its sole cost, provided all such activities shall be coordinated with UABRF legal counsel to secure existing patent rights without conflict. New Patents shall be assigned to UABRF and shall automatically be included in Licensed Patents upon date of filing. Exhibit A shall be amended accordingly to reflect the New Patents.

(b)
Consultation with the Licensee. UABRF, Licensee and their designated legal counsel shall consult with the one another in connection with Protection Activities and neither party will authorize or instruct counsel on prosecution matters without first informing the other of such.

(c)
Foreign Protection Requested by the Licensee. The Licensee must identify those jurisdictions, if any, where the Licensee seeks to undertake Protection Activities with respect to any Licensed Patents. UABRF shall be responsible for coordinating all Protection Activities at Licensee’s cost in connection with the specific Licensed Patent in the relevant jurisdictions. Exhibit A shall be amended accordingly to reflect these revised jurisdictions.

(d)
Disclaimed Licensed Patent Rights. The Licensee may, at any time during the Term, provide written notice to UABRF that it no longer wishes to be responsible for the Protection Expenses in connection with one or more Licensed Patents. In such cases, (i) the Licensee shall continue to be responsible for all Protection Expenses incurred in connection therewith until the expiration of sixty (60) days and thereafter shall not be responsible for such expenses, and (ii) the Licensed Patents so affected shall no longer be deemed to be licensed to the Licensee in that specific jurisdiction and shall be deemed to have been disclaimed by the Licensee (each, a “Disclaimed Licensed Patent Right”), (iii) the Licensee shall forfeit and shall no longer have any rights or obligations with respect thereto and (iv) Exhibit A shall be amended accordingly to delete the affected Licensed Patents.
ARTICLE 5
FINANCIAL TERMS

5.1
Protection Expenses. During the Term and with respect to each Licensed Patent, other than Disclaimed Licensed Patent Rights, the Licensee will be financially responsible for the payment of all Protection Expenses incurred after the Effective Date. The Licensee shall pay such amounts to UABRF within thirty (30) days of receipt of an invoice for the same from UABRF. UABRF shall be responsible for all Protection Expenses incurred in connection with each Disclaimed Licensed Patent Rights in jurisdictions specifically disclaimed by the Licensee upon the expiration of the sixty (60) day notice period referred to in Section 4.1.

5.2	License Fee. On or before the Effective Date, the Licensee shall pay to UABRF [***].

5.3	Milestone Payments. During the Term, the Licensee shall pay to UABRF the [***] in this Section 5.3. Each [***]. The Licensee shall provide written notice to UABRF to accompany the payment [***].
[***]

[***]

5.4
[***] Payments. During the Term and with respect to each country or jurisdiction within the Licensed Territory, the Licensee shall pay to UABRF [***]arising in such country/jurisdiction until the expiration of the last Valid Patent Claim in that country/jurisdiction. All amounts owing to UABRF under this section shall be paid on a quarterly basis, on or before the thirtieth (30th) day following the end of the calendar quarter in which such amounts were earned.

5.5
[***] Reports. Commencing with the first day of the calendar quarter following the calendar quarter in which the obligation of the Licensee to pay [***] is triggered, the Licensee shall provide to UABRF a written report setting forth all applicable information specified in Exhibit “C” (“Exhibit C”), which such report shall accompany the [***] to UABRF by the Licensee with respect to the preceding calendar quarter. Reports furnished must include the [***] by Licensed Product and by country/jurisdiction and must include the rate of currency conversion and the date such conversion was calculated as described in Section 5.10 of this Agreement, in substantially the format set forth in Exhibit C.

5.6
[***] Income. The Licensee shall pay to UABRF the amounts, as laid out in the chart below [***] during the Term with such payments being made to UABRF on or before the thirtieth (30`”) day of receipt by the Licensee. All such payments shall be accompanied by a written notification of the nature and origin of the payment, the identity of the original maker of the payment and, if the original payment was made in a foreign currency, must include the rate of currency conversion and the date such conversion was calculated as described in Section 5.10 of this Agreement. In the event that the Licensee [***].
[***]

5.7
[***] Payments from [***]. During the Term, [***] arising in the applicable country/jurisdiction until the expiration of the last Valid Patent Claim in that country/jurisdiction. Where sales or other transfers of Licensed Products shall occur between Licensee and/or its Affiliates [***], such sales or other transfers shall be [***]. For the avoidance of doubt, a [***] shall only be payable to UABRF [***].

5.8
Address for Payments. Except as otherwise directed by UABRF, all amounts due to be paid by the Licensee to UABRF pursuant to this Agreement shall be paid to UABRF at the address set forth below its signature on the signature page of this Agreement.

5.9
Late Payment Penalty. The balance of any amount which remains unpaid more than thirty (30) days after it is due to UABRF shall accrue interest until paid at the rate equal to the lesser of [***] or the maximum amount allowed under Applicable Law. However, in no event shall this interest provision be construed as a grant of permission for payment delays.

5.10
Currency Conversion. All amounts due to be paid to UABRF pursuant to this Agreement shall be made [***]. Any and all amounts received by the Licensee or generated in foreign currency shall be [***] at the rate quoted in the Wall Street Journal (United States edition) for the last business day of the calendar quarter in which [***] are due and payable to UABRF or on a business day no earlier than five (5) business days before payment is made to UABRF.

5.11
Taxes. UABRF is exempt from [***]; therefore, all payments made by Licensee under this Agreement shall be made without deduction for taxes, assessments or other charges of any kind that are [***]. Any tax required to be withheld by the Licensee under the laws of any foreign country or jurisdiction for the account of UABRF shall be promptly paid by the Licensee for and on behalf of UABRF to the appropriate Governmental Authority, and the Licensee shall use [***] to furnish UABRF with proof of payment of such tax, together with official or other appropriate evidence issued by the applicable Governmental Authority. Any such amounts actually paid on UABRF’s behalf shall be deducted from any amounts due to be paid to UABRF under this Agreement.

ARTICLE 6
RECORDKEEPING AND AUDIT RIGHTS

6.1
Books and Records. The Licensee shall keep complete and accurate books, accounts and other records and documentation necessary to ascertain all transactions and events pursuant to which payments due to UABRF pursuant to this Agreement arise and are accrued and to verify the accuracy and completeness of such amounts. All such books, accounts and other records and documentation shall be kept at the Licensee’s principal place of business for a period of not less than six (6) years following the end of the calendar year to which they pertain.

6.2
Right to Audit. UABRF shall have the right to have the Licensee’s books and records audited by a qualified, independent accounting firm of its choosing, under appropriate confidentiality provisions such as those set forth in Section 8.4 of this Agreement, to ascertain the accuracy of the reports and payments due to UABRF under this Agreement and compliance by the Licensee, its Affiliates and its Sublicensees with their obligations pursuant to this Agreement and any sublicense. Such audit shall be conducted during normal business hours and in a manner that does not interfere unreasonably with the Licensee’s business but not more than once in any twelve (12) month period. If any such examination reveals that the Licensee has underpaid or underreported any amount due under this Agreement to UABRF for any calendar quarter examined, the Licensee shall promptly pay to UABRF the amount so underpaid or underreported.

6.3
Reimbursement of Cost of Audit. If any such examination reveals that the Licensee has underpaid or underreported any amount due under this Agreement to UABRF by more than five percent (5%) for any calendar quarter examined, the Licensee shall immediately reimburse UABRF the full costs and expenses incurred by it with respect to the audit.

ARTICLE 7
INFRINGEMENT; ENFORCEMENT

7.1
Notification of Infringement. During the Term, each Party shall provide prompt written notice to the other Party of any actual infringement or suspected/potential infringement of the Licensed Patents of which such Party is or becomes aware and shall provide, to the extent reasonable and practicable, any available evidence of such infringement by a Third Party (an “Infringement Notice”).

7.2
Licensee Right to Pursue/Prosecute. During the Term, the Licensee shall have the right to resolve, in the Licensed Field of Use and in the Licensed Territory, any suspected/potential infringement and prosecute any infringement of any Licensed Patents, in its own name and at its own expense, provided:

(a)	the affected Licensed Patents [***] and are not a Disclaimed Licensed Patent Right;

(b)	the claim relates to a Valid Patent Claim; and

(c)	the Licensee remains in compliance in all material respects with its obligations under this Agreement.
The Licensee shall [***] to abate or terminate such infringement without resorting to litigation, which may include negotiating and executing a sublicense agreement that complies with the terms of Section 2.5 of this Agreement. Before the Licensee commences an action with respect to any infringement or potential infringement, it shall give careful consideration to the views of UABRF and the potential effects on the public interest in making its decision whether or not to sue. UABRF shall use reasonable efforts to cooperate with the Licensee in connection with any remedial action undertaken by the Licensee and shall be responsible for the costs and expenses incurred by it and for those costs and expenses incurred by it at the reasonable request of the Licensee with respect to such cooperation.

7.3	Control of Suit; Joinder; Expenses.

(a)
Initiated by the Licensee. If the Licensee wishes to commence a lawsuit, it must do so within ninety (90) days following the date of the relevant Infringement Notice, and it shall bear all costs and expenses incurred by it in connection with such lawsuit. UABRF shall co-operate fully with the Licensee in connection with such lawsuit and shall be responsible for the costs and expenses incurred by it and for those costs and expenses incurred by it at the reasonable request of the Licensee with respect to such co-operation.

(b)
Initiated by UABRF. If the Licensee elects not to exercise its right to commence, or fails to commence, an action within ninety (90) days of the date of the relevant Infringement Notice, UABRF may do so at its own expense, and shall retain sole control over the direction of such lawsuit. The Licensee shall cooperate fully with UABRF in connection with such lawsuit and shall be responsible for the costs and expenses incurred by it with respect to such cooperation. If UABRF files an infringement lawsuit, the Licensee may not thereafter commence a lawsuit against the same infringing party with respect to the same acts of infringement which are the subject of UABRF’s lawsuit or with respect to which settlement is reached by the infringing party and UABRF.

(c)
Joinder by UABRF. UABRF, to the extent permitted by Applicable Law, may elect to join in as a party to any infringement lawsuit initiated by the Licensee, in which case, both Parties shall jointly control the lawsuit and shall equally share the responsibility of all legal fees, costs and expenses, unless otherwise agreed to by the Parties. The Licensee may not join UABRF in as a party to any lawsuit initiated by it without the prior written consent of UABRF, which such consent shall not be unreasonably withheld, and without prior written agreement between the Parties as to the responsibility between the Parties for all costs and expenses incurred by the Parties. If UABRF is involuntarily joined as a party to a lawsuit initiated by the Licensee, the Licensee shall pay all legal fees, costs and expenses incurred by UABRF arising out of such joinder and participation, including, but not limited to legal fees, costs and expenses reasonably incurred by legal counsel selected and retained by UABRF to represent it in such lawsuit. While UABRF remains a party to any infringement lawsuit initiated by the Licensee, UABRF may not thereafter commence a lawsuit against the same infringing party with respect to the same acts of infringement which are the subject of the Licensee’s lawsuit or with respect to which settlement is reached by the infringing party, the Licensee and UABRF.

7.4	Settlement. The Licensee may not settle, enter into a consent judgment or other voluntary final disposition of any lawsuit initiated by it or to which it is a party without the prior written consent of UABRF, which consent shall not be unreasonably withheld. Neither Party may settle or otherwise dispose of any lawsuit to which it is a party, which admits liability on the part of the other Party or which requires the other Party to pay money damages or issue a formal statement without such other Party’s prior written consent.

7.5	Recoveries.

(a)
Lawsuit initiated by the Licensee and in which only the Licensee is a party. With respect to any lawsuit commenced by the Licensee pursuant to Section 7.3(a) above and in which UABRF is not a party, any recovery of damages shall first be applied in satisfaction of the costs and expenses incurred by the Licensee in bringing such lawsuit, including attorneys’ fees, provided they are reasonably incurred, and any balance shall be treated in accordance with Section 5.4. [***].

(b)	Lawsuit initiated by the Licensee and in which UABRF joins.

(i)
With respect to any lawsuit commenced by the Licensee pursuant to Section 7.3(a) above and in which UABRF is involuntarily joined as a party, any recovery of damages (whether compensatory or punitive in nature) shall first be applied, pro rata, in satisfaction of the costs and expenses incurred by the Licensee and UABRF in bringing such lawsuit, including attorneys’ fees, provided they are reasonably incurred (which such costs and expenses shall include all costs and expenses incurred by UABRF arising out of such joinder and participation, including, but not limited to legal fees and expenses reasonably incurred by legal counsel selected and retained by UABRF to represent it in such lawsuit), and any balance shall be treated in accordance with Section 5.4 of this Agreement.

(ii)
With respect to any lawsuit commenced by the Licensee pursuant to Section 7.3(a) above and in which UABRF voluntarily joins as a party, any recovery of damages (whether compensatory or punitive in nature) shall first be applied, pro rata, in satisfaction of the costs and expenses incurred by the Parties in bringing such lawsuit, including attorneys’ fees, provided they are reasonably incurred, and any balance shall be treated in accordance with Section 5.4 of this Agreement.

(c)
Lawsuit initiated by UABRF and in which only UABRF is a party. With respect to any lawsuit commenced by UABRF pursuant to Section 7.3(b) above, all recoveries of damages [***]. Furthermore, the Licensee [***] under any existing or future sublicense authorizing Licensed Products, [***].

(d)
Lawsuit initiated by UABRF and in which Licensee Joins. With respect to any lawsuit commenced by the UABRF pursuant to Section 7.3(a) above and in which Licensee voluntarily joins as a party, any recovery of damages (whether compensatory or punitive in nature) shall first be applied, pro rata, in satisfaction of the costs and expenses incurred by the Parties in bringing such lawsuit, including attorneys’ fees, provided they are reasonably incurred, and any balance shall be treated in accordance with Section 5.4 of this Agreement.

7.6
Inapplicablity of Licensee’s Rights. Notwithstanding Sections 7.1 - 7.5 above, the rights and obligations of the Licensee under this article shall not apply to (a) any Licensed Patents in which there are no Valid Patent Claims remaining or (b) any Disclaimed Licensed Patent Rights.

ARTICLE 8
OTHER COVENANTS AND AGREEMENTS

8.1
Use of Names. No Party may, without the prior written consent of the other Party: use (a) the name of the other Party or its Affiliates, if applicable, (b) the name or image of any Representative of the other Party, or (c) any trade-name, trademark, trade device, service mark, symbol, image, icon, abbreviation, contraction or simulation thereof owned by the other Party in any publication, advertising or sales promotional material, press release or in any marketing or advertising documentation or material; or represent, either directly or indirectly, that any product or service of the other Party is a product or service of the representing Party or that it is made in accordance with or utilizes the information or documents of the other Party. Notwithstanding the foregoing, the Licensee may disclose that it has received a license from UABRF in connection with any Licensed Product, and either Party may use the name of the other Party to the extent such use is reasonably necessary for complying with Applicable Law.

8.2
Publications. In furtherance of Section 2.3(c) of this Agreement, UABRF or its Affiliates shall submit a copy of any proposed publication or disclosure containing Proprietary Information to the Licensee at least sixty (60) days prior to submission or disclosure. The Licensee shall have sixty (60) days from its receipt to provide written notice to UABRF or its disclosing Affiliate as to (i) specific edits to remove Licensee’s Proprietary Information prior to publication or disclosure or (ii) the need to delay such publication or disclosure for a reasonable period of time to undertake Protection Activities. If the Licensee does not provide written notice of such request to UABRF or its Affiliate within sixty (60) days, UABRF or its Affiliate shall be free to publish or disclose to third parties the proposed publication or disclosure without further obligation to the Licensee.

8.3
Insurance Coverage. Prior to commencing any clinical trial and during the Term, the Licensee shall cause to be in effect through purchase from a reputable insurance company or, upon the consent of UABRF, through a self-insurance program, at its sole expense, shall maintain “occurrence based type” liability insurance coverage or, if the Licensee is unable to obtain “occurrence based type” liability insurance, a “claims made type” liability insurance coverage ([***]). Such insurance coverage shall include a contractual endorsement providing coverage for all liability which may be incurred in connection with this Agreement, including, but not limited to general liability and products liability, and such other type of insurance coverage required by Applicable Law or which it deems necessary to enable the Licensee to perform its obligations under this Agreement. All such insurance coverage shall list UABRF and its Affiliates as additional insureds. The Licensee shall provide evidence of such insurance coverage to UABRF within ten (10) business days of commencing any clinical trial and at least annually thereafter. All such insurance coverage shall require the insurance provider, or in the case of a self-insurance program, the Licensee, to provide UABRF with at least thirty (30) days prior written notice of any change in the terms or cancellation of coverage.

8.4	Confidentiality.

(a)
Exchange of Proprietary Information. The Parties acknowledge that during the Term they are likely to share information with each other that they each consider to be confidential and proprietary (“Proprietary Information”). For the purposes of this Agreement, the Party that discloses Proprietary Information shall be referred to as the “Disclosing Party” and the Party receiving the Proprietary Information, the “Receiving Party.”

(b)
Nature of Proprietary Information. The Parties agree that all information that is provided to the other Party shall be deemed to be Proprietary Information. All information must be disclosed in writing or in another tangible medium and must be clearly marked “Proprietary” or “Confidential”. Information disclosed orally must be summarized and reduced to writing and identified as “Proprietary” or “Confidential” in writing to the other Party within thirty (30) days of such disclosure. Notwithstanding the above, the Parties specifically agree that any reports provided by the Licensee pursuant to this Agreement shall be considered Proprietary Information.

(c)
Restrictions. With respect to all Proprietary Information disclosed to it, the Receiving Party (i) shall keep it confidential (other than as permitted by this Agreement), (ii) shall store and maintain it with the same diligence and care as its own proprietary information, but no less than reasonable diligence and care, (iii) may only use it for the purpose for which it was disclosed by the Disclosing Party, (iv) may not disclose it (other than as permitted by this Agreement), (v) may not deconstruct, modify or copy it (other than as permitted by this Agreement), and (vi) may not transfer or assign it to any Third Party without the prior written consent of the Disclosing Party.

(d)
Access to the Proprietary Information. The Proprietary Information may be used by, and disclosed to, on an “as-needed” basis, the Receiving Party’s Representatives. The Licensee may disclose Proprietary Information relating to the Licensed Patents to investors, prospective investors, consultants, collaborators and other Third Parties in the chain of manufacturing and distribution, if and only if, the Licensee obtains from such recipient a written confidentiality agreement, the provisions of which are at least as protective of UABRF’s Proprietary Information as these set forth in this section 8.4. Each Party will promptly notify the other Party of any unauthorized use of or access to the Proprietary Information of which it becomes aware.

(e)	Exceptions to Confidentiality Obligation. The restrictions of confidentiality described above shall not apply to Proprietary Information (i) which as of the

Effective Date or subsequent thereto is or becomes available to the public without breach of this Agreement, (ii) if it is lawfully obtained from a Third Party not bound by similar confidentiality and use restrictions and obligations, (iii) if it is known by the Receiving Party prior to disclosure as evidenced by contemporaneous records, or (iv) if it is at any time developed by the Receiving Party independently of any disclosure made pursuant to this Agreement. In addition, the confidentiality obligations shall not apply to the Receiving Party if the Receiving Party is legally required by applicable law, court order or Governmental Authority to disclose the Information, provided the Receiving Party discloses only the minimum to comply and, if possible and in light of the circumstances, provides reasonable prior notice to the Disclosing Party to enable it to contest the requirement or to seek a protective order.

(f)
Termination or Expiration of this Agreement. Upon the expiration of the Term, or the earlier termination of this Agreement, each Receiving Party shall, at the Disclosing Party’s option and upon written notice thereof to the Receiving Party, return all Proprietary Information, copies and other tangible expressions thereof, to the Disclosing Party or provide the Disclosing Party with written notice that the Proprietary Information in its possession, or in the possession of its Representatives, has been destroyed within thirty (30) days after receipt of the Disclosing Party’s written notice to the Receiving Party requiring the Receiving Party to destroy the Proprietary Information in its possession. The Receiving Party may retain one archival copy of the Information for purposes of compliance of its obligations under this Agreement.

(g)
Continuing Obligations after Termination/Expiration. The restrictions and obligations set forth in Section 8.4(c) above shall continue for seven (7) years from the termination or expiration of this Agreement.

ARTICLE 9
TERM AND TERMINATION

9.1	Term. This Agreement shall commence on the Effective Date and shall continue, unless terminated sooner in accordance with the terms of this Agreement, until [***] (the “Term”).

9.2
Termination by the Licensee. The Licensee may terminate this Agreement at any time, in its sole discretion, by giving not less than [***] prior written notice to UABRF. Upon the reasonable request of UABRF, the Licensee shall provide assistance, at its expense, to UABRF to enable UABRF to facilitate and effect the transfer of applicable information and documents regarding the Licensed Patents to a new licensee.

9.3	Termination by UABRF. UABRF shall have the right to immediately terminate this Agreement upon the occurrence of any one or more of the following events:

(a)
if the Licensee is in material default of any provision of this Agreement or its obligations under this Agreement and such default has not been remedied within sixty (60) days after receipt of a notice to cure from UABRF;

(b)	if the Licensee fails to make a payment due under this Agreement and fails to cure such non-payment within forty-five (45) days of receipt of a non-payment notice from;

(c)
if the Licensee fails to diligently undertake development and commercialization activities as set forth in the Plan, provided however, Licensee shall be deemed to have demonstrated sufficient diligence through the expenditure of time, money or effort in planning, working, and undertaking objectives in accordance with the Plan;

(d)
if an examination by UABRF pursuant to Section 6.2 shows an underreporting or underpayment by the Licensee in excess of ten percent (10%) of any amounts due to UABRF under this Agreement in any twelve (12) month period, provided however, any disputed reporting or payment obligations by Licensee shall not be considered a breach of this provision;

(e)	if the Licensee shall become insolvent, shall make an assignment for the benefit of its creditors, or shall have a petition in bankruptcy filed for or against it.

9.4
Effect of Termination or Expiration. Upon the termination of this Agreement or the expiration of the Term, all payments then or thereafter [***] shall, immediately and automatically, become owed directly to UABRF. Upon the natural expiration of each Licensed Patent, Licensee shall receive [***].

ARTICLE 10
COVENANTS; REPRESENTATIONS AND WARRANTIES; LIMITATIONS ON UABRF’S OBLIGATIONS

10.1	The Licensee. The Licensee makes the following representations and warranties to UABRF.

(a)	The Licensee is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

(b)	The Licensee has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

(c)
The execution, delivery and performance of this Agreement by the Licensee will not conflict with or result in a breach of, or entitle any party thereto to terminate, an agreement or instrument to which the Licensee is a party, or by which any of the Licensee’s assets or properties are bound.

(d)
This Agreement has been duly authorized, executed and delivered by the Licensee and constitutes a legal, valid and binding agreement of the Licensee, enforceable against the Licensee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally.

(e)
The Licensee possesses the necessary expertise and skill in the technical areas pertaining to the Licensed Patents, to make Licensed Products, and to make its own evaluation of the capabilities, safety, utility and commercial application of the Licensed Patents.

(f)	Any activity undertaken with the Licensed Patents and the Licensed Products will be conducted in compliance with all Applicable Laws.

10.2	UABRF. UABRF makes the following representations and warranties to the Licensee.

(a)	UABRF is a non-profit corporation, duly incorporated, validly existing and in good standing under the laws of the State of Alabama.

(b)	UABRF has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

(c)
The execution, delivery and performance of this Agreement by UABRF does not conflict with or contravene its governing documentation, nor will the execution, delivery and performance of this Agreement by UABRF conflict with or result in a breach of, or entitle any party thereto to terminate, an agreement or instrument to which UABRF is a party, or by which any of UABRF’s assets or properties are bound.

(d)
This Agreement has been duly authorized, executed and delivered by UABRF and constitutes a legal, valid and binding agreement of UABRF, enforceable against UABRF in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally.

(e)	UABRF has the right to grant the license under this Agreement.

(f)
To UABRF’s best knowledge and based upon information and representations and warranties made to it by the Inventors, UABRF owns all right, title and interest in the Licensed Patents and there have been no claims made against UABRF asserting the invalidity or non-enforceability, and with respect to the Licensed Patents, UABRF is not aware that any such claims exist.

(g)
The performance of Management Activities with respect to Disclaimed Licensed Patent Rights will not conflict with or result in a breach of any of the terms, conditions, or provisions of, or constitute a default under, this Agreement, and no Third Party shall have any right of claim against the Licensee, with respect to this Agreement or any rights remaining therein.

10.3
Limitations on UABRF’s Representations and Warranties. Except as set forth in this Agreement, UABRF makes no other representations or warranties of any kind. In particular, UABRF makes no express or implied warranties regarding merchantability, fitness for a particular purpose, non infringement of the intellectual property rights of third parties, validity and scope of any Licensed Patents, the capability, safety, efficacy, utility or commercial application or usefulness for any purpose of any Licensed Patents, or that UABRF will not grant licenses to one or more Third Parties to make, use or sell products or perform processes that may be similar to and/or compete with any Licensed Product.

10.4	No Obligation of UABRF. UABRF has no obligation to:

(a)	supervise, monitor, review or otherwise assume responsibility for the production, manufacture, testing, marketing, sale or disposition of any Licensed Product;

(b)	furnish any knowhow or other information relating to the Licensed Patents, other than as specifically provided in this Agreement; or

(c)	bring or prosecute legal action against any Person for infringement of the Licensed Patents.
ARTICLE 11
LIABILITY AND INDEMNIFICATION

11.1
No Liability of UABRF. Neither UABRF nor any of its Representatives have any liability whatsoever to the Licensee or any Sublicensee or any Person for or on account of any injury, loss or damage of any kind or nature, sustained by, assessed or asserted against, or any other liability incurred by or imposed upon the Licensee, or any Sublicensee or any Person, arising out of or in connection with or resulting from:

(a)	the use of the Licensed Patents during the Term;

(b)	the production, use, practice, lease, or sale of any Licensed Product;

(c)	any advertising or other promotional activities with respect to (a) and/or (b) above; or

(d)	the Licensee’s compliance with, and performance of the Licensee’s representations and warranties given under, and the Licensee’s obligations pursuant to, this Agreement.

11.2
Indemnification by the Licensee. The Licensee agrees to indemnify and hold UABRF and its Representatives harmless from and against any and all claims, demands, losses, costs, expenses, deficiencies, liabilities or causes of action of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) based upon, arising out of or otherwise relating to:

(a)	the use of the Licensed Patents during the Term;

(b)	the production, use, practice, lease, or sale of any Licensed Product;

(c)	any advertising or other promotional activities with respect to (a) and/or (b) above; or

(d)	the Licensee’s compliance with, and performance of the Licensee’s representations and warranties given under, and the Licensee’s obligations pursuant to, this Agreement.
ARTICLE 12
MISCELLANEOUS

12.1
Entire Agreement. This Agreement is the sole and entire agreement by and between the Parties regarding the subject matter set forth in this Agreement, and this Agreement supersedes all prior agreements and understandings with respect thereto. All previous negotiations, statements and preliminary instruments by the Parties with respect to the subject matter hereof are merged in this Agreement.

12.2
No Inducement. Each Party hereby acknowledges that in executing this Agreement, such Party has not been induced, persuaded or motivated by any promise or representation made by any other Party, unless expressly set forth in this Agreement.

12.3
Independent Contractors. The relationship between the Parties is that of independent contractors. No Party has the authority to bind or act on behalf of the other Party without obtaining such other Party’s prior written consent. The Parties do not intend to create an employer/employee relationship.

12.4
No Third Party Beneficiaries. This Agreement is entered into by and among the Parties for the exclusive benefit of the Parties and their successors and permitted assignees. This Agreement is expressly not intended for the benefit of any creditor of a Party, or any other person. Except and only to the extent provided by applicable statute, no such creditor or Third Party shall have any rights under this Agreement or any other agreement between the Parties.

12.5
Assignment. Neither Party shall sell, assign, transfer or otherwise dispose of this Agreement including by operation of law to a Third Party without the prior written consent of the other, which consent shall not be unreasonably withheld except that Licensee shall be permitted to assign this Agreement in the case of: (i) an assignment to a wholly owned Affiliate of Licensee, (ii) the sale of substantially all of the stock or assets of Licensee, or (iii) any merger or acquisition or business combination resulting in a change of control of Licensee, provided that any assignee (a) shall have the wherewithal to perform this Agreement and (b) shall ratify this Agreement and abide by all of its terms and conditions provisions. Any attempted assignment of this Agreement not in compliance with the terms of this subsection will be null and void. No assignment will relieve any Party of the performance of any accrued obligation that such Party may then have pursuant to this Agreement.

12.6	Amendments. Any and all modifications to this Agreement shall only be effective and binding if in writing and signed by a duly authorized representative of each Party.

12.7
Notices. Any notice, request, approval or consent required to be given under this Agreement will be sufficiently given if in writing and delivered to a Party in person, by recognized overnight courier or mailed in the United States Postal Service, postage prepaid to the address appearing below such Party’s signature on the last page of this Agreement, or at such other address as each Party so designates in accordance with these criteria. Notice shall be deemed effective upon receipt if delivered in person or by overnight courier or five (5) business days after mailing with the United States Postal Service.

12.8	Disputes.

(a)
Equitable Relief. Either Party may seek equitable and injunctive relief in a court of competent jurisdiction in the event of a breach or threatened breach by the other Party of its obligations under this Agreement, without the requirement to post a bond.

(b)
Internal Resolution. In the event of any dispute arising out of or relating to this Agreement or to a breach thereof, including its interpretation, performance or termination, the Parties shall try to settle such conflicts amicably between themselves. In the event that the conflict is not resolved within sixty (60) days after one Party notifies the other Party in writing concerning a dispute or conflict, then the dispute or conflict shall be referred to executive officers of each Party involved for resolving by negotiation in good faith as soon as practicable but no later than sixty (60) days after its referral.

(c)
Mediation. In the event the Parties are still unable to resolve the dispute or conflict by negotiation, the dispute or conflict may then be submitted by a Party to a mediator, mutually agreed to by the Parties, for nonbinding mediation. The Parties shall cooperate with the mediator in an effort to resolve such dispute.

(d)
Arbitration. If the dispute is not resolved within sixty (60) days of its submission to the mediator, either Party may submit the dispute for binding arbitration. The arbitration shall be conducted by three (3) arbitrators, one to be appointed by UABRF, one to be appointed by the Licensee and the third to be appointed by the other two arbitrators. The arbitration shall be conducted in accordance with the commercial rules of the American Arbitration Association, which shall administer the arbitration. The arbitration, including the rendering of the award, shall take place in [***] and shall be the exclusive forum for resolving such dispute. The decision of the arbitrators shall be final and binding upon the Parties and the expense of the arbitration, including, without limitation, the award of attorneys’ fees to the prevailing Party, shall be paid as the arbitrators determine.

12.9	Rights and Remedies. The rights and remedies provided by this Agreement are cumulative, and the use of any one right or remedy by any Party shall not preclude or waive the right to use any or all other remedies. Such rights and remedies are given in addition to any other rights the Parties may have by law, statute, ordinance or otherwise.

12.10
Waiver. No waiver of a provision, breach or default shall apply to any other provision or subsequent breach or default or be deemed continuous, nor will any single or partial exercise of a right or power preclude any other further exercise of any rights or remedies provided by law or equity.

12.11
Severability. In the event that any covenant, condition, or other provision contained in this Agreement is determined to be invalid, void or illegal, such covenant, condition or other provision shall be deemed deleted from the Agreement and shall not affect the validity of the remaining provisions of this Agreement.

12.12
Force Majeure. Neither Party shall be liable for any failure to perform as required by this Agreement to the extent such failure to perform is due to circumstances reasonably beyond such Party’s control, including, without limitation, labor disturbances or labor disputes of any kind; accidents; acts, omissions or delays in acting by any Governmental Authority; civil disorders; insurrections; riots; war; acts of war (whether war be declared or not); terrorism; acts of aggression; acts of God; fire; floods; earthquakes; natural disasters; energy or other conservation measures imposed by law or regulation; explosions; failure of utilities; mechanical breakdowns; material shortages; disease or other such occurrences; provided that the affected Party uses reasonable efforts to overcome or avoid the effects of such cause and continues to perform its obligations to the extent possible.

12.13
Survivability. All rights and obligations of the Parties which by intent or meaning have validity beyond or by their nature apply or are to be performed or exercised after the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement for the period so specified, if any, or for perpetuity.

12.14	Governing Law. This Agreement, and the application or interpretation hereof, shall be governed exclusively by its terms and by [***].

12.15
Interpretation. Whenever used in this Agreement and when required by the context, the singular number shall include the plural and the plural the singular. Pronouns of one gender shall include all genders, masculine, feminine and neuter.

12.16
Captions. The captions as to contents of particular sections or paragraphs contained in this Agreement are inserted for convenience and are in no way to be construed as part of this Agreement or as a limitation on the scope of the particular sections or paragraphs to which they refer.

12.17	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.
[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Licensee and UABRF have each caused its duly authorized representative to execute this Agreement, effective as of the Effective Date.

UABRF: The UAB Research Foundation By: /s/ David Winwood Name: David Winwood, Ph.D. Title: CEO, UABRF	LICENSEE: Brickell Biotech, Inc. By: /s/ Andy Sklawer Name: Andy Sklawer Title: Vice President, Operations, BBI.

Address For Notices:	Address For Notices:
Via Courier: [***]	[***]

EXHIBIT A
LICENSED PATENTS
[***]

EXHIBIT B
DEVELOPMENT AND COMMERCIALIZATION PLAN
DEVELOPMENT AND COMMERCIALIZATION PLAN
[***]
Below is a summary of the planned development activities for [***]:
I.    Manufacturing of API:
Multiple manufacturing campaigns will be required during the development program. [***]. The manufacturing of the initial batches to support pharmacology activities will be initiated as soon as feasible upon the execution of the license agreement. This activity includes the assessment and transfer of analytical methods.
II.    API stability studies:
The stability program of the drug substance will be initiated upon manufacturing of the first batch and will continue with representative samples from subsequent manufacturing campaigns. The stability of GMP batches will conform to ICH guidelines.
III.    Drug product Development and manufacturing:
Upon availability of drug substance, drug product development activities will be initiated.
A suitable formulation for topical use will be developed along with all analytical methods needed for characterization. Manufacturing campaigns to support preclinical and clinical trials will be scheduled as needed and will include manufacturing of product suitable to support GLP and GMP activities.
IV.    Drug product stability studies:
The stability program of the drug product will be initiated upon manufacturing of the first batch and will continue with representative samples from subsequent manufacturing campaigns. The stability of GMP batches will conform to ICH guidelines.
V.    Pharmacology assessments:
To better define the pharmacological activities of [***], a series of studies will be conducted. Information gained from initial studies may indicate the need for subsequent assessments. At this point, the following [***] are planned:
[***]

VI.    Toxicology assessments to enable up to 28 days of dosing:
Topical toxicology studies will be required to enable opening an IND for topical use. The following studies are being considered:
[***]
VII. Clinical evaluation Phase 1/2a:
The clinical evaluation will start with an assessment of the tolerability and bioavailability of [***] in healthy volunteers under maximum use conditions.
Assuming no relevant findings from topical toxicology studies and minimum bioavailability after topical application, subsequent studies will be planned in the intended to treat population:
[***]
Information from these clinical trials will be informative of the potential of BBI-3000 to provide a clinically meaningful effect on the indication tested.
VIII.    Toxicology assessments to enable 12 weeks of dosing:
The indications intended require longer [***] for demonstration of maximum efficacy. To enable [***] in clinical trials, the following toxicology studies are being considered:
[***]
IX.    Clinical Evaluation Phase 2b studies:
To determine safety, tolerability, dose ranging and magnitude of treatment effect that will be needed to demonstrate the [***] will be conducted. The final design of these studies will be informed by the [***]. Phase 2b studies will be [***].
X.    Comprehensive [***] and reproductive/development toxicology studies:
Considering the intended indication a more comprehensive toxicology assessment of [***] as well as reproductive and development toxicity will be needed. The design of these studies will be informed from previous toxicology studies.
XI.    Clinical Evaluation Phase 3 studies:
[***]. Final design of the studies will be informed from the Phase 2b study results. Typically, [***]
XII.    Dermal safety studies:

[***] are to be conducted with the to be marketed formulation. These studies are typically conducted along with the Phase 3 clinical studies, however, depending on findings from preliminary phases of development some of these studies, may need to be conducted sooner.
XIII.    [***]:
For indications that will require recurrent treatment periods within a year, [***]. This study typically includes [***] to ensure sufficient study population at 1-year time point. Contingent upon the safety findings during the development program, the data from this study may be provided after NDA submission.
XIV.    Carcinogenicity assessment:
Current data appears to indicate low risk for carcinogenicity. However, [***] may be required, upon discussion with regulatory agencies.
XV.    NDA submission
[***]

[***]

EXHIBIT C
FORM OF [***]

Licensee: Inventor: Period Covered: From / / 20 Prepared By: Approved By:	Agreement No.: P# : P Through: / / 20 Date: Date:

If license covers several major product lines, please prepare a separate report for each line. Then combine all product lines into a summary report.
Report Type:     Single Product Line Report:
Multiproduct Summary Report. Page l of _____ Pages
Product Line Detail. Line:________ Trade name:________ Page:_________
Report Currency: U. S. Dollars    Other

Country	[***]	[***]	[***]	[***]	[***]
					[***]	[***]
[***]
[***]
[***]

[***]
Other:

TOTAL:

[***]

Exhibit 10.5

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 1 TO [***] LICENSE AGREEMENT
This Amendment No. 1 to the [***] License Agreement (this “Amendment”) is made as of October 29, 2015 (the “Amendment Effective Date”), by and between The UAB Research Foundation, an Alabama not-for-profit corporation (“UABRF”) and Brickell Biotech Inc., a Delaware corporation (“Licensee”), and amends the [***] License Agreement between the parties, effective as of June 26, 2012 (the “Agreement”).
The parties agree as follows:

1.	Effective as of June 26, 2012, Section 1.18 ([***]) is hereby amended and replaced in its entirety with the following:
“[***]” means anything [***].

2.
All other provisions of the Agreement shall remain unchanged and effective. All capitalized terms used but not defined in this Amendment will have the meaning given to such terms in the Agreement. This Amendment may be executed in identical counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

IN WITNESS WHEREOF, duly authorized representatives of each of the parties have executed this Amendment as of the Amendment Effective Date.

UAB RESEARCH FOUNDATION By: /s/ Kathy Nugent Name: Kathy Nugent, PhD Title: Executive Director Date: 10/28/15	BRICKELL BIOTECH TNC. By: /s/ Andy Sklawer Name: Andy Sklawer Title: COO Date: 11/2/15

1